1Q 2025 INVESTOR PRESENTATION May 6, 2025

We make the American Dream of home possible. Partnering with homeowners throughout the lifecycle of the homeownership journey. Finding An Agent Serving the Buyer First Time Homebuyer Veteran / Active Duty Move Up / Downsize Relocation Local referral Supporting The Purchase Servicing the Mortgage Optimizing the Journey Title Services Escrow/ Closing Homeowners Insurance Building Trust Continuing Customer Relationship Facilitate additional lending opportunities HELOC Closed-End Second Refinance 2 Managing the Home Solar Finance Home Security Home Renovation Solutions for Aging in Place

3 FIRST QUARTER FACT SHEET Financial Operational • Originations: $5.2 billion in funded volume, within the range of guidance • Total Revenue: $273.6 million on $5.4 billion of pull-through weighted lock volume; Adjusted revenue of $278.4 million • Total Expenses: Increased by $11.8 million, or ~4% from the first quarter of 2024 • primarily reflecting higher volume-related costs associated on 14% higher volume during the quarter; also higher headcount related salary expenses, offset somewhat by lower general and administrative and interest expenses • Net loss of $41 million vs. $72 million in first quarter 2024 • Adjusted net loss of $25 million and adjusted EBITDA of $18 million compared to adjusted net loss of $38 million and adjusted EBITDA of $2 million in the prior year • Liquidity: Unrestricted cash of $371 million • Servicing: Increase in UPB from the fourth quarter of 2024 to $116.6 billion as portfolio rebuilds by additional servicing retained on new originations • Purchase Mix: 59% of originations during the fourth quarter, down from 72% during the first quarter of 2024, reflecting the lower year-over-year homebuying activity • Organic Refinance Consumer Direct Recapture Rate(1): Increased to 65% for the quarter compared to 59% in first quarter 2024 • Unit Market Share: 187 basis points in first quarter 2025 vs. 145 basis points in first quarter 2024 • Purchase Unit Market Share: 126 basis points in first quarter 2025 vs. 118 basis points in first quarter 2024 (1) We define organic refinance consumer direct recapture rate as the total unpaid principal balance (“UPB”) of loans in our servicing portfolio that are paid in full for purposes of refinancing the loan on the same property, with the Company acting as lender on both the existing and new loan, divided by the UPB of all loans in our servicing portfolio that paid in full for the purpose of refinancing the loan on the same property. The recapture rate is finalized following the publication date of this release when external data becomes available

DIVERSE & EXPERIENCED MANAGEMENT TEAM WITH UNIQUE SKILLSETS Dan Binowitz Jeff DerGurahian Chief Investment Officer and Head Economist Chief Marketing and Customer Experience Officer TJ Freeborn Managing Director Servicing 4 Gregg Smallwood Chief Legal Officer, Corporate Secretary Joe Grassi Chief Risk Officer Darren Graeler Chief Accounting Officer Melanie Graper Chief Human Resources Officer Jeff Walsh President, LDI Mortgage Town & Country Credit Corp. President and CEO Frank Martell David Hayes Chief Financial Officer Anthony Hsieh Executive Chairman of Mortgage Originations Viviana Abarca Managing Director Mortgage Lending Operations

A Nationwide Lender SCALED ORIGINATOR DELIVERING CUSTOMERS A COMPLETE SOLUTION The loanDepot Ecosystem Established Scalable Infrastructure 2010 to 2012 Diversification & Expansion 2013 to 2015 Brand, Technology & Operational Transformation 2016 to 2021 Vision 2025 2022 To 2024 • Launched with the goal of disrupting mortgage • Created scalable platform and infrastructure • Expanded in-market retail reach through acquisitions • Leveraged infrastructure to launch LD Wholesale • Strategic decision to begin retaining servicing • Launched proprietary mello® technology • Grew servicing book with long-term relationships to a half million loanDepot customers • Launched mellohome and melloInsurance • Acquired leading title insurance company • Formed mello® focused on mortgage adjacent, digital-first products and services • Repositioned the Company for long term value creation • Purpose driven sustainable lending • Simplified operational structure and increased operating leverage • Maintained strong balance sheet liquidity • Additions to executive team to position company for next era • Launch of HELOC 5 Title Insurance Escrow Services Homeowners Insurance First Mortgage Home Equity Solutions Project North Star 2025+ • AI driven customer and relationship management • Operational excellence • Innovative product development, aspiring to double purchase originations • Low-cost producer generating durable margins and profitability

ORIGINATION GROWTH RELATIVE TO INDUSTRY (1) Calculated as LDI origination volume, in dollars, divided by total mortgage originations, in dollars, for 1-4 family homes, as measured by MBA as of 4/11/2025 Note: Pull through weighted rate lock volume is the unpaid principal balance of loans subject to interest rate lock commitments, net of a pull-through factor for the loan funding probability 6 Purchase Mix % : ($ in billions) Total Market Share (%)(1) 1.7% 71% 1.5% 73% 71% 1.5% 76% 1.5% 72% 1.2% 72% 1.4% 66% 1.4% 1.5% 58% 1.3% 59%

HISTORICAL COST STRUCTURE COMPARISON ($M) 7 Salaries Other Interest Marketing Commissions Other G&A FTEs Direct Origination Expense (1) Excluding Cybersecurity Incident-related (2) Represents expenses directly related to the Cybersecurity Incident, net of actual and expected insurance recoveries, including costs to investigate and remediate the Cybersecurity Incident, the costs of customer notifications and identity protection, professional fees including legal expenses, litigation settlement costs, and commission guarantees.

HISTORICAL SERVICING PORTFOLIO TREND 8 ($ in billions) Retention %(2) : Recapture %(1) : (1) Recapture rate as defined on page 3. (2) Portion of loan origination volume that was sold servicing retained in the period divided by total sold volume in the period. (3) At time of origination, stratifications for agency (FHLMC, FNMA, GNMA) portfolio only. Excludes HELOC Total Serv Exp$ to Avg. UPB $, bps: 67% 59% 2.2 68% 70% 2.0 61% 71% 2.6 60% 75% 2.8 67% 65% 2.6

$604 $533 $483 $422 $371 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 STRONG LIQUIDITY AND BALANCE SHEET 9 Unrestricted Cash ($M) MSR FV / Total Equity 10% 9% 8% 7% 6% Unrestricted Cash / Total Assets Debt Obligations, net to Total Equity

10 Q2 2025 OUTLOOK* Metric Low High Pull-through Weighted Rate Lock Volume ($bn) $5.5 $8.0 Origination Volume ($bn) $5.0 $7.5 Pull-through Weighted GOS Margin, bps 300 350 Current Market Conditions • Higher interest rates and home price appreciation adversely impacts home affordability and borrower demand • Limited supply of new and resale homes adversely impacts homebuying activity • Homeowner equity levels drive demand for cash-out refinance and home equity solutions • Industry beginning to increase headcount and capacity for expectations of higher volumes • Increasing market volatility affecting housing demand and mortgage interest rates *Q2 2025 outlook reflects current interest rate environment, seasonality, channel mix, and competitive pressures Total Expenses Up from previous quarter, primarily driven by higher volume-related costs

APPENDIX

BALANCE SHEET & SERVICING PORTFOLIO HIGHLIGHTS 12

NON-GAAP FINANCIAL RECONCILIATION 13

NON-GAAP FINANCIAL RECONCILIATION (CONT’D) 14

DISCLAIMER 15 Forward-Looking Statements and Other Information This presentation contains, and responses to questions may contain, forward-looking statements that can be identified by the fact that they do not relate strictly to historical or current facts and may contain the words “believe,” “anticipate,” “expect,” “intend,” “plan,” “predict,” “estimate,” “project,” “will be,” “will continue,” “will likely result,” or other similar words and phrases or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” or “could” and the negatives of those terms. Examples of forward-looking statements include, but are not limited to, statements about future operations, performance, financial condition, competitive advantages, prospects, plans and strategies, sustainable profitability, market share, revenue and growth opportunities, and expense management. These forward-looking statements are based on current available operating, financial, economic and other information, and are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict, including but not limited to, the following: our ability to achieve the expected benefits of Project North Star and the success of other business initiatives; our ability to achieve profitability; our loan production volume; our ability to maintain an operating platform and management system sufficient to conduct our business; our ability to maintain warehouse lines of credit and other sources of capital and liquidity; impacts of cybersecurity incidents, cyberattacks, information or security breaches and technology disruptions or failures, of ours or of our third party vendors; the outcome of legal proceedings to which we are a party; our ability to reach a definitive settlement agreement related to the Cybersecurity Incident; adverse changes in macroeconomic and U.S residential real estate and mortgage market conditions, including changes in interest rates and changes in global trade policy and tariffs; changing federal, state and local laws, as well as changing regulatory enforcement policies and priorities; and other risks detailed in the "Risk Factors" section of loanDepot, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2024, as well as any subsequent filings with the Securities and Exchange Commission. Therefore, current plans, anticipated actions, and financial results, as well as the anticipated development of the industry, may differ materially from what is expressed or forecasted in any forward-looking statement. loanDepot does not undertake any obligation to publicly update or revise any forward-looking statement to reflect future events or circumstances, except as required by applicable law.. Non-GAAP Financial Information To provide investors with information in addition to our results as determined by GAAP, we disclose certain non-GAAP measures to assist investors in evaluating our financial results. We believe these non- GAAP measures provide useful information to investors regarding our results of operations because each measure assists both investors and management in analyzing and benchmarking the performance and value of our business. They facilitate company-to-company operating performance comparisons by backing out potential differences caused by variations in hedging strategies, changes in valuations, capital structures (affecting interest expense on non-funding debt), taxation, the age and book depreciation of facilities (affecting relative depreciation expense), and other cost or benefit items which may vary for different companies for reasons unrelated to operating performance. These non-GAAP measures include our Adjusted Total Revenue, Adjusted Net Income (Loss), and Adjusted EBITDA (LBITDA). We exclude from these non-GAAP financial measures the change in fair value of MSRs, gains (losses) from the sale of MSRs and related hedging gains and losses that represent realized and unrealized adjustments resulting from changes in valuation, mostly due to changes in market interest rates, and are not indicative of the Company’s operating performance or results of operation. Beginning in the second quarter of 2024, we began to include the gains (losses) from the sale of MSRs in valuation changes in servicing rights, net of hedging gains and losses to appropriately capture all valuation changes in MSRs up to and including the sales date. Prior periods have been revised to conform with this new presentation. We have excluded expenses directly related to the Cybersecurity Incident, net of actual and expected insurance recoveries during fiscal 2024, including costs to investigate and remediate the Cybersecurity Incident, the costs of customer notifications and identity protection, and professional fees, including legal expenses, litigation settlement costs, and commission guarantees. We also exclude stock-based compensation expense, which is a non-cash expense, gains or losses on extinguishment of debt and disposal of fixed assets, non-cash goodwill impairment, and other impairment charges to intangible assets and operating lease right-of-use assets, as well as certain costs associated with our restructuring efforts, as management does not consider these costs to be indicative of our performance or results of operations. Adjusted EBITDA (LBITDA) includes interest expense on funding facilities, which are recorded as a component of “net interest income (expense),” as these expenses are a direct operating expense driven by loan origination volume. By contrast, interest expense on our non-funding debt is a function of our capital structure and is therefore excluded from Adjusted EBITDA (LBITDA). Adjustments for income taxes are made to reflect historical results of operations on the basis that it was taxed as a corporation under the Internal Revenue Code, and therefore subject to U.S. federal, state and local income taxes. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for revenue, net income, or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. Market and Industry Data This presentation also contains information regarding the loanDepot’s market and industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and the Company has not independently verified its accuracy or completeness.